                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company
                                          )           CHAPTER 11
                                          )           Case No.01-25009 DK
                                          )
                                          )
                    Debtor(s)             )

                            MONTHLY OPERATING REPORT
                      For the Month Ending April 30, 2002

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash _______ Accrual X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

    Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854 (301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:                    193
--------------------------------------------------------------------------------
Current number of employees:                             192
--------------------------------------------------------------------------------
Gross monthly payroll:*
--------------------------------------------------------------------------------
        Officers, directors, and principals              $ 180,639.00
--------------------------------------------------------------------------------
        Other employees                                  $ 746,641.00
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                      YES
--------------------------------------------------------------------------------
Exceptions:                                      _______________________________

                                                 _______________________________
================================================================================

* Represents gross payroll processed and paid during the month ending
April 30, 2002. Actual expense incurred during period shown on Form 6.

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
OPERATIONS since the last reporting period?        NO

5. Are all BUSINESS LICENSES or BONDS current?     YES

                                                                          FORM 5
                                                                       Continued

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A. Beginning Balance (previous month's          $ 15,655,912.00
   ending balance)
================================================================================
B. BCI withholdings
--------------------------------------------------------------------------------
C. Collected this Period                        $ (567,198.00)
--------------------------------------------------------------------------------
D. Intercompany billing
--------------------------------------------------------------------------------
E.  Offsets/Credits                             $ (267,628.00)
================================================================================
F.  Ending Balance                              $ 14,821,086.00
================================================================================

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A. Beginning Balance (previous month's
   ending balance)                              $ 13,158,715.00
================================================================================
B. Incurred this Period                         $ 5,631,403.00
--------------------------------------------------------------------------------
C. Collected this Period                        $ (4,250,235.00)
--------------------------------------------------------------------------------
D. Intercompany billing
--------------------------------------------------------------------------------
E. Offsets / Credits                            $ (283,436.00)
--------------------------------------------------------------------------------
F. Unbilled revenue adjustment
--------------------------------------------------------------------------------
G. BCI withholdings
================================================================================
H. Ending Balance(1)                            $ 14,256,447.00
================================================================================

Ending Balance Aging (2):

0-30 Days: $ ____________ 31-60 Days: $ _____________ Over 60 Days: ___________

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies. See Aging attached to Form 6.

(1) Does not include approximately $146,000,000 in intercompany accounts receivable.
(2) See aging attached to Form 6

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A. Beginning Balance (previous month's
   ending balance)                                 $ 8,417,709
================================================================================
B. Incurred this Period                            $ 6,663,565
--------------------------------------------------------------------------------
C. Pay this Period                                 $ (5,940,594)
--------------------------------------------------------------------------------
D. Year Ending Journal Entries
================================================================================
E. Ending Balance                                  $ 9,140,680
================================================================================

Ending Balance Aging:

0-30 Days: $ ____________ 31-60 Days: $ ______________Over 60 Days: ___________

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the delinquencies. - See aging attached to Form 6.

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                                     NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor has not yet paid certain pre-petition taxes that it was authorized to pay. In addition, the debtor has not paid certain post-petition taxes that became due and payable during the month ending April 30, 2002. The debtor is currently reconciling the past due amounts of the post-petition taxes to ensure accuracy and the debtor intends to pay these amounts as soon as the reconciliation is completed.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution
during this period?               NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all current?                      YES

                                                                          FORM 5
                                                                       Continued

12.      INSURANCE:                Policy expiration date:
================================================================================
        Auto and truck                 10/1/2002 *
--------------------------------------------------------------------------------
        Fire                           10/1/2002 *
--------------------------------------------------------------------------------
        D&O Insurance                  10/1/2002 *
--------------------------------------------------------------------------------
        Liability                      10/1/2002 *
--------------------------------------------------------------------------------
        Workers Comp.                  10/1/2002 *
--------------------------------------------------------------------------------

* - The insurance policies are held by Startec Global Communication Corporation,
Case No. 01-25013 DK

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from
control or custody of any asset of the estate?   NO

              OR  consent to relief from the automatic stay ( S362)?  YES

              If yes, explain: (1) To the limited extent provided in the Court's order authorizing DIP financing. Final order entered April 1, 2002 (Docket No.
174) (2) To the limited extent provided in the debtors stipulation providing adequate assurance to WorldCom, filed April 12, 2002 (Docket No. 185).

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve
and maintain the going concern value of the assets of the
debtor?                    YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)?        NO

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:

Type of Motion           Brief Description of Asset             Projected Income
================================================================================
                                                              $
--------------------------------------------------------------------------------
                                                              $
================================================================================

You may attach a copy of the notice of sale in lieu of completing the
description. Indicate if notice(s) attached.    NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period:

================================================================================
Creditor          Frequency       Amount of        Next           Post-Petition
                     of         Each Payment      Payment          Payments not
                  Payments                          Due           Made: Numbers
                    per                                             and Amounts
                  Contract
================================================================================
Allied Capital
Corporation        Monthly    $ 235,755.00       5/1/2002
--------------------------------------------------------------------------------
                              $
--------------------------------------------------------------------------------
                              $                  /      /
--------------------------------------------------------------------------------
                              $                  /      /
================================================================================

                                                                          FORM 5
                                                                       Continued

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period: NONE.

Professional                       Service                      Payment Made
================================================================================
                                                               $
--------------------------------------------------------------------------------
                                                               $
--------------------------------------------------------------------------------
                                                               $
--------------------------------------------------------------------------------
                                                               $
================================================================================

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                             Monthly Disbursements:
================================================================================
Month 1 ( current quarter)                   $ 6,640,071.00
--------------------------------------------------------------------------------
Month 2 ( current quarter)
--------------------------------------------------------------------------------
Month 3 ( current quarter)
================================================================================
Total                                        $ 6,640,071.00
================================================================================

Quarterly Fee Owed $10,000 (Refer to Fee Calculation Chart on page 16)
Fee will be due and payable after June 30, 2002.

18. VERIFICATION
I declare under penalty of perjury that the information contained in this
Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated: May 29, 2002                     DEBTOR IN POSSESSION
                                        By:             Prabhav Maniyar
                                        Name/Title:     Chief Financial Officer,
                                                        Director and Secretary
                                        Address:        1151 Seven Locks Road
                                                        Potomac, MD  20854
                                        Telephone:      (301) 610-4300

                                        /s/ Prabhav V. Maniyar

        REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:     Startec Global Operating Company     )           CHAPTER 11
                                                )           Case No. 01-25009 DK
                                                )
                                                )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                       For the Month Ended April 30, 2002
                (All figures refer to post-petition transactions)

                                        This Month            Year to Date
================================================================================
A. TOTAL SALES/INCOME                 $ 5,141,954.00       $ 20,634,866.00
================================================================================
COST OF SALES:
--------------------------------------------------------------------------------
     Intercompany revenues            $ (2,253,114.00)     $ (8,344,583.00)
--------------------------------------------------------------------------------
     Purchased Services               $ 5,088,548.00       $ 20,870,253.00
================================================================================
B. SUBTOTAL Cost of Sales           - $ 2,835,434.00       $ 12,525,670.00
================================================================================
C. GROSS PROFIT (A - B)             = $ 2,306,520.00       $ 8,109,196.00
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
      Salaries and Payroll Taxes      $ 1,340,490.00       $ 4,847,874.00
--------------------------------------------------------------------------------
      Employee Benefits               $                    $
--------------------------------------------------------------------------------
      Auto Expenses                   $                    $
--------------------------------------------------------------------------------
      Entertainment                   $                    $
--------------------------------------------------------------------------------
      Insurance (Other)               $                    $
--------------------------------------------------------------------------------
    Office expense                    $ 44,509.00          $ 210,943.00
--------------------------------------------------------------------------------
     Education /Training              $ 5,028.00           $ 5,191.00
--------------------------------------------------------------------------------
     Professional Fees (Atty. Acct.)  $                    $ 106,131.00
--------------------------------------------------------------------------------
     Rent and Facilities Expense      $ 146,924.00         $ 599,500.00
--------------------------------------------------------------------------------
     Sales and Marketing              $ 388,029.00         $ 1,281,986.00
--------------------------------------------------------------------------------
     Travel                           $ 13,293.00          $ 76,693.00
--------------------------------------------------------------------------------
     Other Operating Expenses         $ 81,606.00          $ 214,663.00
--------------------------------------------------------------------------------
     Billing Fees                     $ 92,571.00          $ 400,680.00
--------------------------------------------------------------------------------
     Taxes other than income          $                    $ 31,387.00
--------------------------------------------------------------------------------
     Allocated to Affiliates          $ (534,639.00)       $ (2,276,252.00)
================================================================================
D. SUBTOTAL Operating Expenses      -$ 1,577,811.00       $ 5,498,796.00
================================================================================
E. PROFIT/LOSS FROM OPERATION
    (C-D)                            =$ 728,709.00         $ 2,610,400.00
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest Expense                 $ (375,705.00)       $ (1,499,081.00)
--------------------------------------------------------------------------------
     Interest Income                  $ 10,805.00          $ 55,056.00
--------------------------------------------------------------------------------
     Depreciation and amortization    $ (1,478,247.00)     $ (5,937,232.00)
--------------------------------------------------------------------------------
     Equity earnings in subs          $                    $ 2,051.00
================================================================================
F. SUBTOTAL Other Income (Expenses)  =$ (1,843,147.00)      $ (7,379,206.0)
================================================================================
G. Income Tax Expense                 $                    $
================================================================================
H. NET INCOME (LOSS) (E+F)            $ (1,114,438.00)     $ (4,768,806.00)
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 6
                                                                       Continued

          Case Number 01-25009 Debtor: Startec Global Operating Company
                        SCHEDULE AR (Accounts Receivable)
                              As of April 30, 2002
                    (List Post-Petition Receivables Only)(1)

================================================================================
Debtor (Due From)     Total Due      Date Incurred      Past Due      Past Due
                                                       31-60 Days   Over 60 Days
================================================================================
Retail               8,013,802          Daily          3,454,434      468,786
--------------------------------------------------------------------------------
Commercial           6,242,645          Daily          714,076        3,124,352
================================================================================
Total                14,256,447                        4,168,510      3,593,138
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1 Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed agings are available upon request.

          Case Number 01-25009 Debtor: Startec Global Operating Company
                         SCHEDULE AP (Accounts Payable)
                              As of April 30, 2002
                     (List Post-Petition Payables Only) (2)

================================================================================
Due To         Total Due       Date Incurred        Past Due          Past Due
                                                    31-60 Days      Over 60 Days
================================================================================
Trade vendors  $ 9,140,680.00     Daily             1,032,015         1,909,037
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(2) Due to voluminous nature of aging reports, accounts payable aging information is presented in summary form. Detailed agings are available upon request.

                                                                          FORM 8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company               )          CHAPTER 11
                                                      )          Case01-25009 DK
                                                      )
                           Debtors (s)                )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                       For the Month Ending April 30, 2002
                (All figures refer to post-petition transactions)

                                  Operating Account              Totals
================================================================================
A. Beginning Cash Balance
   from Balance Sheet                                      $ 2,623,458.00
================================================================================
B. Net Income for month                                   +$ (1,114,438.00)
================================================================================
Expenses not requiring cash:
--------------------------------------------------------------------------------
       Depreciation               $ 1,478,247.00
--------------------------------------------------------------------------------
       Foreign Exchange           $ (26.00)
================================================================================
C. SUBTOTAL Expenses Not
   Requiring Cash                                         +$ 1,478,221.00
================================================================================
D. Total Cash from Operations
  (A+B+C)                                                 =$ 2,987,241.00
--------------------------------------------------------------------------------
Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Accounts Receivable       $ (281,614.00)
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Receivables from
       employees and affiliates  $ (247,234.00)
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Other receivables         $ (115,475.00)
--------------------------------------------------------------------------------
       Decrease (Incr)
       Prepayments/Deposits      $ 610,396.00
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Equipment                 $ (228,409.00)
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accounts Payable          $ 722,971.00
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Expenses          $ (439,750.00)
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Interest - DIP    $ (7,605.00)
--------------------------------------------------------------------------------
       Proceeds from DIP
       Financing
================================================================================
E. Subtotal Other Sources/Uses of Cash                    +$        13,280.00
================================================================================
F. Ending Cash Balance (D+E)                              =$   3,000,521.00
================================================================================
Ending Balance per Bank Statement:
--------------------------------------------------------------------------------
         SunTrust 702307017                                $ 181,059.00
--------------------------------------------------------------------------------
         SunTrust 206568819                                $ 1,128,517.00
--------------------------------------------------------------------------------
         First Union - 2065204149108 (Payroll)             $
--------------------------------------------------------------------------------
         Merrill Lynch - 31833072128                       $ 492,649.00
--------------------------------------------------------------------------------
         First Union - 2000007407934 (Lockbox)             $
--------------------------------------------------------------------------------
         First Union - 2000005780268 (operating)           $
--------------------------------------------------------------------------------
         Merrill Lynch - 878-07946                         $
--------------------------------------------------------------------------------
         First Union - 2000005779826 (Blocked)             $
--------------------------------------------------------------------------------
         First Union - 76258                               $
--------------------------------------------------------------------------------
         First Union - 2000005780239                       $
--------------------------------------------------------------------------------
         Huntington Lockbox account                        $ 134,368.00
--------------------------------------------------------------------------------
         Comerica Securities                               $ 1,002,629.00
--------------------------------------------------------------------------------
         ING Bank (FRANCE)                                 $ 66,765.00
--------------------------------------------------------------------------------
         Chevy Chase operating                             $ 5,000.00
--------------------------------------------------------------------------------
         Chevy Chase payroll                               $
--------------------------------------------------------------------------------
         Chevy Chase restricted investment                 $ 80,453.00
--------------------------------------------------------------------------------
         State Bank of India                               $ 180,000.00
--------------------------------------------------------------------------------
         Cash on Hand                                      $ 9,500.00
================================================================================
Total Ending Balance per
Bank Statement                   $ 3,280,940.00
================================================================================
Less Outstanding Checks:
--------------------------------------------------------------------------------
         SunTrust 206568819                                $ 656,538.00
--------------------------------------------------------------------------------
         First Union 2065204149108 (Payroll)               $ 87,154.00
--------------------------------------------------------------------------------
         Chevy Chase payroll                               $ 1,585.00
--------------------------------------------------------------------------------
         First Union - 2000005780239                       $ 38,410.00
================================================================================
Total Outstanding Checks         $ 783,687.00
================================================================================
Add:  Deposits in Transit:
--------------------------------------------------------------------------------
         SunTrust 702307017                                $ 376,239.00
--------------------------------------------------------------------------------
         SunTrust 206568819                                $ 60,293.00
--------------------------------------------------------------------------------
         Huntington Lockbox account                        $ 80,386.00
================================================================================
Total Deposits in Transit       $ 516,918.00
================================================================================
Less Unrecorded interest on
ING Bank (FRANCE)               $ 13,650.00
================================================================================
G. RECONCILED BANK BALANCE                               =$ 3,000,521.00
================================================================================

    Ending Cash Balance (F) and Reconciled Bank Balance (G) Should be Equal.
                             Attach Bank Statements.

                                                                          FORM 9

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company          )                  CHAPTER 11
                                                 )                  01-25009.DK
                                                 )
                  Debtors (s)                    )

                           CASH RECONCILIATION REPORT
                            Payroll and Tax Accounts
                        (Business Debtor, Accrual Basis)

                       For the Month Ending April 30, 2002
               (All figures refer to post-petition transactions)

Note: In April 2002, debtor began using a new payroll processing account.
Forms 1 and 2 for this account were filed in the previous month, however activity began in April.
================================================================================
                                       Payroll Account            Tax Account
================================================================================
A. Beginning Cash Balance
    from Balance Sheet                $                        $
================================================================================
B. Cash Receipts                     +$                       +$
--------------------------------------------------------------------------------
C. Transfers from Operating
   Accounts                          +$ 58,172.73             +$
--------------------------------------------------------------------------------
D. Other:                            +$                       +$
--------------------------------------------------------------------------------
E. Other:                            +$                       +$
================================================================================
F. TOTAL CASH RECEIPTS (A+B+C+D+E)  = $ 58,172.73             =$
================================================================================
G. Cash Available
--------------------------------------------------------------------------------
Cash Disbursements:
--------------------------------------------------------------------------------
       Gross Payroll for this
       Period                       -$ 59,757.73
--------------------------------------------------------------------------------
       Employee Benefits Paid       -$                       -$
--------------------------------------------------------------------------------
       Net Payroll Paid             -$                       -$
------------------------------------------------------------ -------------------
       Transfers to Tax Account     -$                       -$
--------------------------------------------------------------------------------
       Taxes Deposited/pd During
       Period:                      -$                       -$
--------------------------------------------------------------------------------
       Employees Share of FICA Tax  -$                       -$
--------------------------------------------------------------------------------
       Employer's Share of FICA Tax -$                       -$
--------------------------------------------------------------------------------
       Employees' Federal Income Tax-$                       -$
--------------------------------------------------------------------------------
       Employees' State Income Tax  -$                       -$
--------------------------------------------------------------------------------
       Unemployment Tax             -$                       -$
--------------------------------------------------------------------------------
       Unrecorded Bank Service
       Charges                      -$                       -$
--------------------------------------------------------------------------------
       Other:                       -$                       -$
================================================================================
H. SUBTOTAL Disbursements           -$ 59,757.73             -$
================================================================================
I. Ending Cash Balance (F+G-H)       $ (1,585.00)             $
--------------------------------------------------------------------------------
       Ending Balance per Bank
       Statement                    +$                        $
--------------------------------------------------------------------------------
       Less Outstanding Checks      -$ (1,585.00)
--------------------------------------------------------------------------------
       Add Deposits in Transit      +$
================================================================================
J. RECONCILED BANK BALANCE         =$ (1,585.00)            =$
================================================================================

   Ending Cash Balance (I) and Reconciled Bank Balance (J) Should be Equal.
                             Attach Bank Statements.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company            )        CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )

                                  BALANCE SHEET
                              As of April 30, 2002

                                            Asset                Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
    Cash                                $ 3,000,521.00
--------------------------------------------------------------------------------
    Pre-Petition Acct. Receivables      $ 14,821,086.00
--------------------------------------------------------------------------------
    Post-Petition Acct. Receivables     $ 14,256,447.00
--------------------------------------------------------------------------------
    Allowance for Doubtful Accounts     $ (16,882,008.00)
--------------------------------------------------------------------------------
    Receivables from Officers,
    Employees, Affiliates               $ 145,727,824.00
--------------------------------------------------------------------------------
    Other Current Assets:
--------------------------------------------------------------------------------
          Deposits                      $ 1,217,784.00
--------------------------------------------------------------------------------
          Prepaids                      $ 3,721,049.00
--------------------------------------------------------------------------------
          Other Accounts Receivable     $ 682,202.00
================================================================================
A. SUBTOTAL Current Assets                                    $ 166,544,905.00
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
    Equipment, Furniture & Fixtures     $ 122,047,842.00
--------------------------------------------------------------------------------
    Less:  Accumulated Depreciation     $ (40,273,632.00)
================================================================================
B. SUBTOTAL Fixed Assets                                     $ 81,774,210.00
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
    Licenses and other intangibles      $ 25,604.00
--------------------------------------------------------------------------------
    Restricted securities               $
================================================================================
C. SUBTOTAL Other Assets                                    $ 25,604.00
================================================================================
D. TOTAL ASSETS (A+B+C) (1)                                  $ 248,344,719.00
================================================================================

                                          Liability                Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
    Accounts Payable                    $ 9,140,680.00
--------------------------------------------------------------------------------
    Accrued expenses                    $ 1,993,919.00
--------------------------------------------------------------------------------
    DIP Financing                       $ 23,043,150.00
================================================================================
E. SUBTOTAL Post-Petition Liabilities                          $ 34,177,749.00
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
    Priority Claims (3)
--------------------------------------------------------------------------------
    Secured Debts (2), (4)              $ 14,138,798.00
--------------------------------------------------------------------------------
    Unsecured Liabilities               $ 43,745,098.00
================================================================================
F. SUBTOTAL Pre-Petition Liabilities                           $ 57,883,896.00
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
    Common Stock                        $
--------------------------------------------------------------------------------
    Unearned Compensation               $ 4,225.00
--------------------------------------------------------------------------------
    Accumulated Other Comprehensive
    Loss                                $ (116,439.00)
--------------------------------------------------------------------------------
    Additional Paid-in Capital          $ 198,003,765.00
--------------------------------------------------------------------------------
    Retained Earnings (deficit):
--------------------------------------------------------------------------------
          Pre-Petition                  $ (34,526,209.00)
--------------------------------------------------------------------------------
          Post-Petition (5)             $ (7,082,268.00)
================================================================================
G. SUBTOTAL Stockholders' Equity                               $ 156,283,074.00
================================================================================
H. TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)          $ 248,344,719.00
================================================================================

(1) Represents the carrying value of assets. Does not include any adjustments to reflect current market value or any adjustments associated with our audit for the year ending December 31, 2001, which has not yet been completed.

(2) The debtor has pledged as collateral all of its assets to secure a debt owed by the debtor's parent company to NTFC Capital Corporation. The balance of this obligation (including unpaid interest) was approximately $40 million as of April
30, 2002.

(3) In the debtor's Schedule of Assets and Liabilities, the debtor acknowledged the existence of priority claims, however the amount is unknown as of April 30,
2002.

(4) Startec Global Operating Company and Startec Global Licensing Company are
jointly indebted to Allied for $20.0 million in principal amount (the "Allied
Facility"). A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing
(subordinate to NTFC's lien thereon), and the remaining $10 million is unsecured. For bookkeeping purposes, the debt is divided evenly between the co-debtors.

(5) Includes approximately $3.7 million in prior period adjustments. These adjustments were the result of the Company's ordinary year-end close procedures.
The Company will restate its Monthly Operating Report for the post petition period ending December 31, 2001 after the audit for the year ending December 31,
2001 has been completed.

                                                                         FORM 12

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:   Startec Global Operating Company           )        CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )

                        Cash Disbursements Summary Report
                       For the Month Ending April 30, 2002

================================================================================
Total Disbursements from Operating Account  (Note 1)           $ 5,699,225.00
--------------------------------------------------------------------------------
Total Disbursements from Self Funded Medical
Insurance Account                                              $ 14,645.00
--------------------------------------------------------------------------------
Total Disbursements from Payroll Account  (Note 2)             $ 926,201.00
--------------------------------------------------------------------------------
Total Disbursements from Tax Escrow Account  (Note 3)
================================================================================
Total Disbursements from other Account  (Note 4)               $
================================================================================
Grand Total Disbursements from all Accounts                    $ 6,640,071.00
================================================================================

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor's behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)